UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-12

AIXIN LIFE INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE

This amended and updated Schedule 14A is being filed by Aixin Life International, Inc., to amend its definitive proxy statement (“Proxy Statement”) filed with the securities and Exchange Commission on May 11, 2021, for the Annual Meeting to be held on July 7, 2021, solely to clarify that there is no means for voting by telephone and to correct a typographical error in the website which shareholders can access to direct how their shares are to be voted.

Except as discussed in this Explanatory Note, this updated Schedule 14A does not modify or update any other disclosures in the Proxy Statement. The Proxy Statement as corrected has been included below in full and this will be the version sent to shareholders.

AIXIN LIFE INTERNATIONAL, INC.

Hongxing International Business Building 2, 14th FL, No. 69 Qingyun South Ave., Jinjiang District

Chengdu City, Sichuan Province, China

May 12, 2021

Dear Stockholders:

The 2021 Annual Meeting of Stockholders of AiXin Life International, Inc. will be held on Wednesday, July 7, 2021, at 3:00 p.m. local time at the offices of of AiXin Life International, Inc., Hongxing International Business Building 2, 14th FL, No. 69 Qingyun South Ave., Jinjiang District, Chengdu City, Sichuan Province, China. The formal Notice of Annual Meeting and other proxy materials are enclosed.

The matters expected to be acted upon at the Annual Meeting are described in the attached Proxy Statement.

It is important that your views be represented. If you request a proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope we will provide. No postage is required if this envelope is mailed in the United States. You also have the option of voting your proxy via the Internet at www.onlineproxyvote.com. Proxies submitted over the Internet must be received by 11:59 p.m. Eastern Time on July 6, 2021. You cannot vote your proxy by telephone. Although we encourage you to complete and return a proxy prior to the Annual Meeting to ensure that your vote is counted, you can attend the Annual Meeting and cast your vote in person. If you vote by proxy and also attend the Annual Meeting, there is no need to vote again at the Annual Meeting unless you wish to change your vote.

We appreciate your investment in AiXin Life International, Inc. and urge you to cast your vote as soon as possible.

Sincerely,

/s/ Quanzhong Lin
Chairman, President and Chief Executive Officer

AIXIN LIFE INTERNATIONAL, INC.

Hongxing International Business Building 2, 14th FL, No. 69 Qingyun South Ave., Jinjiang District

Chengdu City, Sichuan Province, China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2021 Annual Meeting of Stockholders of Aixin Life International, Inc. will be held at the offices of AiXin Life International, Inc. Hongxing International Business Building 2, 14th FL, No. 69 Qingyun South Ave., Jinjiang District, Chengdu City, Sichuan Province, China on Wednesday, July 7, 2021, beginning at 3:00 p.m. Local Time for the following purposes:

1.	to elect four directors;

2.	to ratify the appointment of KCCW Accountancy Corp. as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.	the adoption, on an advisory basis, of a resolution approving the compensation of our named executive officers as disclosed in our Proxy Statement pursuant to Item 402 of Regulation S-K;

4.	the adoption, on an advisory basis, of a proposal on the frequency of future executive compensation advisory votes; and

5.	to transact such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on May 10, 2021 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

By order of the Board of Directors,

/s/ Quanzhong Lin
Chairman, President and Chief Executive Officer

May 12, 2021

Please mark, sign and date the enclosed proxy card and

return it promptly in the enclosed self-addressed, stamped envelope.

To vote via the Internet:

Internet: http://onlineproxyvote.com/AIXN/

Documents Accompanying this Proxy Statement:
Annual Report on Form 10-K for the Year Ended December 31, 2021

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AIXIN LIFE INTERNATIONAL, INC.

Hongxing International Business Building 2, 14th FL, No. 69 Qingyun South Ave., Jinjiang District

Chengdu City, Sichuan Province, China

PROXY STATEMENT

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of AiXin Life International, Inc., a Colorado corporation (the “Company,” “we,” “our” or “us”), of proxies to be voted at our 2021 Annual Meeting of Stockholders (the “Annual Meeting” or the “Meeting”) and at any adjournment or postponement of the Meeting. The Annual Meeting will take place on Wednesday, July 7, 2021 beginning at 3:00 p.m., local time, at our offices, Hongxing International Business Building 2, 14th FL, No. 69 Qingyun South Ave., Jinjiang District, Chengdu City, Sichuan Province, China.

This Proxy Statement, the Notice of Annual Meeting, our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and accompanying proxy are being furnished to holders of our common stock, par value $0.001 per share (“Common Stock”), on or about May 13, 2021. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

Frequently Asked Questions About the Annual Meeting and Voting

1.	Who is entitled to vote at the Annual Meeting?

Holders of our Common Stock as of May 10, 2021 (the “Record Date”) are entitled to receive the Notice of Annual Meeting and to vote their shares at the Meeting. Holders of our Common Stock on the Record Date are entitled to one vote for each share held of record on the Record Date.

2.	How many shares of Common Stock are “outstanding”?

As of May 10, 2021, there were 49,999,891 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting.

3.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Securities Transfer Corporation, you are the “stockholder of record” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying materials have been provided directly to you by Air Industries Group.

If your shares are held through a broker, bank or other holder of record, you hold your shares in “street name” and you are considered the “beneficial owner” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting by telephone or on the Internet. Absent instructions from you, under applicable regulatory requirements, your broker may not vote your shares on the election of directors or any of the other proposals to be voted on at the Annual Meeting.

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4.	Why did I receive a notice of internet availability of proxy materials instead of a full set of proxy materials?

In accordance with the rules of the U.S. Securities and Exchange Commission (“SEC”), we are permitted to furnish proxy materials, including this proxy statement and our annual report, to stockholders by providing access to these documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they so request. Instead, the notice provides instructions on how to access and review the proxy materials on the Internet. The notice also provides instructions on how to submit your proxy and voting instructions via the Internet. You can vote by mail or over the Internet. You cannot vote by telephone. If you would like to receive a printed copy or an electronic copy (via email) of our proxy materials, please follow the instructions for requesting the materials in the notice.

5.	How do I vote?

You may vote using any of the following methods:

By mail

Complete, sign and date the accompanying proxy or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors.

By the Internet

AiXin Life International, Inc. has established Internet voting procedures for stockholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time, on July 6, 2021.

The availability of Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials you receive.

If you vote by Internet, you do not have to return your proxy or voting instruction card.

The website for Internet voting is http://onlineproxyvote.com/AIXN/. Please have your proxy card handy when you go to the website. You can confirm that your instructions have been properly recorded. If you vote on the Internet, you also can request electronic delivery of future proxy materials.

In person at the Annual Meeting

Stockholders who attend the Annual Meeting may vote in person at the Meeting. You may also be represented by another person at the Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspector of election with your ballot to be able to vote at the Annual Meeting.

Your vote is important. Please complete your proxy card promptly to ensure that your vote is received timely.

6.	What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

●	giving written notice to the Corporate Secretary of the Company;

●	delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the Internet, in a timely manner; or

●	voting by ballot at the Annual Meeting.

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If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record. All shares for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.

7.	How will your proxy vote your shares?

Your proxy will vote according to your instructions. If you vote by mail and complete, sign, and return the proxy card but do not indicate your vote, your proxy will vote “FOR” each of the director nominees, “FOR” ratification of the appointment of KCCW Accountancy Corp. as our independent registered public accounting firm for the fiscal year ending December 31, 2021, “FOR” approval of the advisory resolution on executive compensation, which votes represent the recommendations of the Board with respect to such matters, and “FOR” voting every third year as to the frequency of an advisory vote on executive compensation, as to which the Board makes no recommendation. The Board does not intend to bring any other matter for a vote at the Annual Meeting, and neither we nor the Board knows of anyone else who intends to do so. However, on any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their best judgment.

8.	Where can you find the voting results?

We intend to announce the preliminary voting results at the Annual Meeting and will publish the final results in a Current Report on Form 8-K, which we will file with the SEC no later than four business days following the Annual Meeting. If the final voting results are unavailable in time to file a current report on Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose the preliminary results and, within four business days after the final results are known, will file an additional current report on Form 8-K with the SEC to disclose the final voting results.

9.	What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange (“NYSE”).

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of KCCW Accountancy Corp. as our independent registered public accounting firm, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors, the “say-on-pay” proposals or any other proposal, in which case a broker non-vote will occur and your shares will not be voted on these matters.

10.	What is a quorum for the Annual Meeting?

The presence of the holders of shares of common stock representing 24,999,946 votes, a majority of the Common Stock issued and outstanding and entitled to vote at the Annual Meeting, in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

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11.	What are the voting requirements to elect the directors and to approve each of the proposals discussed in this Proxy Statement?

Election of Directors

Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the seven persons receiving the highest number of affirmative “for” votes at the Annual Meeting will be elected. Abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee.

Ratification of KCCW Accountancy Corp. as our independent registered public accounting firm

The votes cast “for” must exceed the votes cast “against” to approve the ratification of KCCW Accountancy Corp. as our independent registered public accounting firm. Abstentions are not counted as votes “for” or “against” this proposal.

Adoption, on an advisory basis, of a resolution approving the compensation of our named executive officers.

The votes cast “for” must exceed the votes cast “against” to approve, on an advisory basis, our executive compensation. Abstentions are not counted as votes “for” or “against” this proposal.

Adoption, on an advisory basis, of a proposal on the frequency of future non-binding stockholder votes on the compensation of our named executive officers

We will consider the frequency option (one year, two years or three years) receiving the highest number of votes cast by stockholders to be the frequency that has been recommended by stockholders. However, as described in more detail in Proposal Four, because this proposal is non-binding, the board of directors may decide that it is in the best interest of our stockholders and the company to hold future executive compensation advisory votes more or less frequently. Abstentions are not counted as votes “for” or “against” this proposal.

12.	How will my shares be voted at the Annual Meeting?

At the Meeting, the persons named in the proxy card or, if applicable, their substitutes, will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board of Directors recommends, which is:

●	FOR the election of each of the director nominees named in this Proxy Statement;

●	FOR ratification of the appointment of KCCW Accountancy Corp.as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

●	FOR approval of the advisory resolution on executive compensation; and

●	FOR voting every third year as to the frequency of an advisory vote on executive compensation.

13.	Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, we did not know of any matters to be presented at the Annual Meeting, other than those referred to in this Proxy Statement.

If you return your signed and completed proxy card or vote by telephone or on the Internet and other matters are properly presented at the Annual Meeting for consideration, the individuals named as proxies on the enclosed proxy card will have the discretion to vote on your behalf.

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14.	Who will pay for the cost of the Annual Meeting and this proxy solicitation?

The Company will pay the costs associated with the Annual Meeting and solicitation of proxies, including the costs of transmitting the proxy materials. In addition to solicitation by mail, our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals, and we will reimburse them for their expenses. We have retained Securities Transfer Corporation, to assist in the mailing, collection and administration of proxies. We have not retained a soliciting agent to assist in the solicitation of proxies.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL ONE:

Election of Directors

Nominees

At the Annual Meeting, four directors, who have been nominated by the Nominating Committee of the Board of Directors, are to be elected, each to hold office (subject to our By-Laws) until the next annual meeting and until his successor has been elected and qualified. All of the nominees for director currently serve as directors.

Each nominee has consented to being named as a nominee in this proxy statement and to serve if elected. If any nominee listed in the table below should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the membership of the Board of Directors to the number of nominees available. The seven nominees receiving the highest number of affirmative “for” votes at the Annual Meeting will be elected. The information concerning the nominees and their security holdings has been furnished by them to us.

Directors are nominated by our Board of Directors, based on the recommendations of the Nominating Committee. As discussed elsewhere in this proxy statement, in evaluating director nominees, the Nominating Committee considers characteristics that include, among others, integrity, business experience, financial acumen, leadership abilities, familiarity with our businesses and businesses similar or analogous to ours, and the extent to which a candidate’s knowledge, skills, background and experience are already represented by other members of our Board of Directors. Listed below are our director nominees with their biographies.

Name	Age	Director Since
Quanzhong Lin	43	February 2017
Yao-Te Wang	44	December 2017
Chang-Ping Lin	43	January 2020
Christopher Lee	50	February 2021

Quanzhong Lin has served as a director, President and Chief Executive Officer of our company since February 2017. Mr. Lin is a highly active entrepreneur in China, and currently serves as Chairman of AiXin Company Group, a diversified company which he founded in 2008. In addition to AiXin Company Group, Mr. Lin has founded a number of companies located in Chengdu City, Sichuan Province, China, engaged in various types of business, including pharmacies, retail outlets, hotel management services and global tourism.

In 2009, Mr. Lin founded QingBaiJiangJinWanXiang Daily Necessities store, predecessor to AixinZhonghong Biotechnology Co., Ltd. From 2010 to 2013, Mr. Lin opened branches in Xindu and Xinjin district, officially entering the Chengdu market.

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In September 2013, Mr. Lin founded Chengdu Aixin E-Commerce Company Ltd., which in the following twelve months opened branches in Huayuan and Wenjiang districts, and Mianyang and Jianyang city. In April, 2015, Aixin E-commerce Co., Ltd. changed its name to Chengdu AixinZhonghong Biotechnology Co., Ltd., whose shares became listed on the Shanghai Stock Exchange (Ticker Symbol: 207448) in October 2015; and during 2015, AixinZhonghong opened branches in Dujiangyan City, and Chongzhou City.

In June 2014, Mr. Lin founded Chengdu Aixin Investment Co., Ltd. From January through March, 2016, Mr. Lin founded Chengdu Aixin International Travel Service Co., Ltd., Hongkong Aixin International Group Co., Ltd., and Chengdu Aixintang Pharmacy; and during 2016, AixinZhonghong opened branches in Huayang Township, Ziyang City, Guizhou Province, and Hubei Province.

Yao-Te Wang has served as a director of our company since December 2017. Mr. Wang has been the Chief Executive Officer of Ivy Service Group (China), which is a transnational consultant company in China, since 2015. From January 2016 to June 2016, Mr. Wang participated in the overall operation planning for Chongqing Cultural Assets and Equity Exchange. From June 2015 to January 2016, Mr. Wang helped with the overall brand strategy development for Swire Group, who merged the biggest baking brand in Southwest China within more than 150 million RMB. From September 2014 to February 2015, Mr. Wang was the chairman special assistant for JECUI Health Science Company. From July 2012 to August 2014, Mr. Wang was the Chief Executive Officer of Ivy Service Group (Taipei). From August 2007 to June 2012, Mr. Wang was an instructor of National Defense University (Taipei), taught International Politics and Economic Analysis.

Chang-Ping Lin has served as a director of our company since January 2020. Mr. Lin has more than twenty years of experience in the financial services industry in which he has held numerous management level positions. He currently serves as the Chief Executive Officer of the Taiwan Financial Development Association and operates Bo-Si International Holdings Ltd., a private consulting firm he formed in January 2018. From January 2016 to January 2018 Mr. Lin served as Marketing Director - Taiwan, for Globalink Securities. From January 2012 to January 2015 Mr. Lin was affiliated with KGI Securities, last serving as Deputy Manager, Product Management Development. Mr. Lin received an MS Degree in Public Administration and Policy from Jinan University and a BS from Ling Tung University, Department of Business Administration. Mr. Lin is an Associate Professor instructing Professional Level and Technical Personnel at Feng Chia University. He has also lectured in the Data Science Department at Providence University and the Finance Department of Da Yeh University.

Christopher Lee was appointed a Member of our Board of Directors in February 2021. Mr. Lee has served as Chief Financial Officer of Semileds Corporation since September 2015. Mr. Lee joined Semileds Corporation in September 2014 and from November 2014 until his appointment as Chief Financial Officer, Mr. Lee was the interim Chief Financial Officer of Semileds Corporation. Semileds develops, manufactures and sells high performance light emitting diodes and is currently listed on The Nasdaq Stock Market. Mr. Lee has over 20 years of experience in accounting and finance, including US GAAP, PCAOB standards and SEC rules and regulations. Mr. Lee was a partner of KEDP CPA Group from August 2009 to June 2011 and a self-employed accountant from July 2011 to August 2014. Mr. Lee holds a BS degree in accounting from Ohio State University and a MS degree in business taxation from Golden Gate University and is licensed as a Certified Public Accountant (CPA) in the United States.

There are no family relationships among any of our directors.

Directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE ELECTION OF EACH NOMINEE UNDER PROPOSAL ONE

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Information Concerning the Board of Directors

Board Meetings; Leadership Structure and Risk Oversight

The Board does not have a policy requiring separation of the roles of Chief Executive Officer and Chairman of the Board. The Board has determined that having Mr. Lin serve as Chairman is in the best interests of our stockholders at this time because of his in-depth knowledge of our businesses and his familiarity with our customers and clients.

The Board of Directors as a whole is responsible for consideration and oversight of the risks we face and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board of Directors and these committees make reports to the full Board of Directors, including reports on noteworthy risk-management issues. Members of the Company’s senior management team regularly report to the full Board about their areas of responsibility and a component of these reports is the risks within their areas of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or one of its committees.

Compensation of Directors

The following table sets forth certain information regarding the compensation paid to, earned by or accrued for, our directors during the fiscal year ended December 31, 2020.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid In Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yao-Te Wang	$36,000	—	—	—	—	—	$36,000
Quanzhong Lin	$34,285	—	—	—	—	—	$34,285
Yuhua Zhu	—	—	—	—	—	—	—
Chang-Ping Lin	—	—	—	—	—	—	—

Independent Directors

Our Board of Directors has determined that Yao-Te Wang, Chang-Ping Lin and Christopher Lee are “independent directors” within the meaning of NASDAQ Marketplace Rule 5605(a)(2).

Board Meetings; Committees and Membership

Our Board of Directors did not meet in formal session during 2020, though it regularly took action by written consent after the directors consulted with each other as to the actions to be taken.

We maintain the following committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each committee is comprised entirely of directors who are “independent” within the meaning of NASDAQ Marketplace Rule 5605(a)(2). Each committee acts pursuant to a separate written charter, and each such charter has been adopted and approved by the Board of Directors. Copies of the committee charters were filed as Exhibits to our Report on Form 8-K filed on September 25, 2020.

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Audit Committee

Our Audit Committee consists of Messrs. Lee, Lin and Wang, each of whom is independent. The Audit Committee assists the Board of Directors oversight of (i) the integrity of financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of our internal audit function and independent auditor and prepares the report that the SEC requires to be included in our annual proxy statement. The audit committee operates under a written charter. Mr. Lee is the Chairman of our audit committee.

The Board of Directors determined that Mr. Lee possesses accounting or related financial management experience that qualifies him as financially sophisticated within the meaning of Rule 4350(d)(2)(A) of the Nasdaq Marketplace Rules and that he is an “audit committee financial expert” as defined by the rules and regulations of the SEC.

Nominating and Corporate Governance Committee

The purpose of the Nominating and Corporate Governance Committee is to assist the Board of Directors in identifying qualified individuals to become members of our Board of Directors, in determining the composition of the Board of Directors and in monitoring the process to assess Board effectiveness. Each of Messrs. Lee, Lin and Wang are members of the Nominating and Corporate Governance Committee. Mr. Wang serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates under a written charter.

●	Our Nominating and Corporate Governance Committee has, among the others, the following authority and responsibilities:

●	To determine and recommend to the Board, the criteria to be considered in selecting nominees for the director;

●	To identify and screen candidate consistent with such criteria and consider any candidates recommended by our stockholders pursuant to the procedures described in our proxy statement or in accordance with applicable laws, rules and regulations and provisions of our charter documents.

●	To select and approve the nominees for director to be submitted to a stockholder vote at the annual meeting of stockholders.

Compensation Committee

The Compensation Committee is responsible for overseeing and, as appropriate, making recommendations to the Board of Directors regarding the annual salaries and other compensation of our executive officers and general employees and other policies, and for providing assistance and recommendations with respect to our compensation policies and practices. Each of Messrs. Lee, Lin and Wang are members of the Compensation Committee. The Compensation Committee operates under a written charter. Mr. Lin is the Chairman of Compensation Committee.

Our Compensation Committee has, among the others, the following responsibilities and authority.

●	The compensation committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other adviser retained by the compensation committee or said group.

●	The Company must provide for appropriate funding, as determined by the compensation committee, for payment of reasonable compensation to a compensation consultant, legal counsel or any other adviser retained by the compensation committee or said group.

●	The compensation committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee or said group, other than in-house legal counsel, only after conducting an independence assessment with respect to the adviser as provided for in the Exchange Act.

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Code of Ethics

Our board of directors has adopted a Code of Business Ethics and Conflicts of Interest (“Code of Ethics”) applicable to all employees, including the Company’s chief executive officer and chief financial officer. A copy of the Code of Ethics and Business Conduct was filed as an Exhibit to our report on Form 8_K filed on September 25, 2020, and is available on the SEC’s website, www.sec.gov.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors, Executive Officers and beneficial owners of more than 10% of our common stock to file with the SEC reports of their holdings of, and transactions in, our common stock. Based solely upon our review of copies of such reports we believe that our officers, directors and 10% stockholders complied with these reporting requirements with respect to 2020.

Shareholders Communications

Shareholders may communicate with the board of directors and individual directors by submitting their communications in writing to the Company’s Corporate Secretary at Hongxing International Business Building 2, 14th FL, No. 69 Qingyun South Ave., Jinjiang District, Chengdu City, Sichuan Province, China. Any communications received that are directed to the board of directors will be processed by the Corporate Secretary and distributed promptly to the board of directors or individual directors, as appropriate. If it is unclear from the communication received whether it was intended or appropriate for the Board, the Corporate Secretary will (subject to any applicable regulatory requirements) use his business judgment to determine whether such communications should be conveyed to the board of directors.

Information Concerning Executive Officers

Our Executive Officers are set forth in the table below along with their ages and positions.

Name	Age	Position
Quanzhong Lin	42	Chairman, President and Chief Executive Officer
Guolu Li	54	Chief Financial Officer

Quanzhong Lin has served as President and Chief Executive Officer of our company since February 2017. See Proposal One for additional information concerning Mr. Lin.

Guolu Li became our Chief Financial Officer in December 2017. Mr. Li is a CPA who has served as managing director and Senior Accountant at Chengdu Bixin, an accounting firm, since August 2016. From October 2013 to July 2016, Mr. Li was Deputy Financial Director of Chengdu Geeya Science and Technology Co. (Shenzhen Stock Exchange). From August 2010 to May 2013, he was Senior Auditor at Sichuan HengKun CPA Co., Ltd. From December 2007 to July 2010, he was Manager of the Audit Department at Sichuan Zhonglian, an accounting firm. Mr. Li received a Bachelors degree in Engineer Management from China University of Petroleum (Beijing), in July 1989.

Officers are elected by the board of directors and hold office until the earliest of their death, resignation or removal from office.

Executive Compensation

The following table sets forth information concerning compensation awarded to, earned by or paid to each individual who served as our chief executive officer or chief financial officer for services rendered in all capacities during 2020 and 2019. No other executive officer of our company received total annual salary and bonus compensation in excess of $100,000 for 2020.

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Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Total ($)
Quanzhong Lin, President(1)	2020	$34,285	$	$34,285
	2019	$34,285	$	$34,285
Guolu Li, Chief Financial Officer(2)	2020	$18,000	$	$18,000
	2019	$18,000	$	$18,000

(1) Amounts attributed to Mr. Lin represent amounts paid as President and CEO of AiXinZhonghong.

(2) Amounts attributed to Mr. Li represent amounts paid as CFO of AiXinZhonghong.

Neither Mr. Lin nor Mr. Li has an employment agreement with the Company.

Outstanding Equity Awards at Fiscal Year-End

None of our executive officers was granted any options or equity awards during 2020 or held any options or other equity awards at December 31, 2020.

Transactions with Related Persons

The following includes a summary of transactions since January 1, 2020, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Advance to/from related parties

At December 31, 2020, the Company had advances from Mr. Lin, its principal shareholder, of $264,850 as a result of loans made to the Company during 2019. In addition to the amounts loaned to the Company during 2020, Mr. Lin repaid $1,284,994 due to the Company as of December 31, 2019. The advances to and from Mr. Lin are payable on demand and bear no interest.

As of December 31, 2020, the Company had advances to Qionglai Weide Pharmacy and Chengdu Xindu Cundetang Pharmacy Co., Ltd. of $10,421 and $5,318, respectively, for working capital purposes. These entities were controlled by Mr. Quanzhong Lin. The advances are payable on demand and bear no interest.

Advances to Related Parties for Acquisition

As of December 31, 2019, the Company had advances to multiple related parties in the aggregate amount of $4,053,587. These consisted of balances of $697,699 to Aixin Pharmacy Co., Ltd, Xinjin Branch, $855,324 to Aixin Liucheng Pharmacy Co., Ltd, $654,776 to Aixin Pharmacy Co., Ltd. Jianyang Store, $71,821 to Aixin Shangyan Hotel Management Co., Ltd., and $1,773,967 to Aixin Pharmacy Co., Ltd. All of those related parties are entities controlled by Mr. Lin. The advances made were made in contemplation of the acquisition of these entities by the Company. All of these advances were returned to the Company during 2020 without payment of any interest thereon.

Office Lease from a Major Shareholder

In May 2014, we entered a lease with Mr. Lin for the use of an office. We recently renewed the lease until May 28, 2023, with monthly rent of RMB 5,000 ($766), payable quarterly.

10

Other than the foregoing, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its Common Stock, nor any associate or affiliate of such persons or companies, had any material interest, direct or indirect, in any transaction that occurred since January 1, 2019, or in any proposed transaction, which has materially affected or will affect the Company.

As of the date of this report, we do not have in place any policies with respect to whether we will enter into agreements with related persons in the future.

Independent Directors

Each of Yao-Te Wang, Christopher Lee and Chang-Ping Lin is an independent director as the term “independent” is defined by Nasdaq Marketplace Rule 5605(a)(2).

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information concerning beneficial ownership of our common stock as of May 10, 2021, by (i) any person or group with more than 5% of our common stock, (ii) each director, (iii) our chief executive officer and each other executive officer whose cash compensation for the most recent fiscal year exceeded $100,000 and (iv) all such executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. In addition, shares of common stock issuable upon exercise of options, warrants and other convertible securities anticipated to be exercisable or convertible at or within 60 days of March 26, 2021, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person. As May 10, 2021, we had outstanding 49,999,891 shares of common stock.

To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of securities shown as beneficially owned by them.

Name of Shareholder	Amount and Nature of Beneficial Ownership	Percent of Common Stock
Directors and Executive Officers:

Quanzhong Lin, Chairman and CEO 9 An Rong Lu Jingniu, Bldg 4 Unit 163 Chengdu, Sichuan Province, China	29,069,353	58.14%

Yao-Te Wang, Director 704 No.9, Lane 14, Shijian St. Tainan City, Taiwan, R.O.C.	3,768,673	7.54%

All directors and executive officers as a group (5 persons)	32,838,026	65.68%

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Audit Committee Report to Stockholders

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of our Board of Directors submits the following report:

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent within the meaning of NASDAQ Marketplace Rule 5605(a)(2). The Audit Committee operates under a written charter approved by the Board of Directors.

Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with Public Company Accounting Oversight Board (PCAOB) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee Charter establishes a mechanism to receive complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.

In connection with these responsibilities, Members of the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2020 audited consolidated financial statements. The Members also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards Update No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. In addition, they received the written disclosures from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal 2020 filed with the SEC.

The Audit Committee also has appointed, subject to stockholder ratification, KCCW Accountancy Corp as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Respectfully submitted,

THE AUDIT COMMITTEE

Christopher Lee , Chairman Chang-Ping Lin Yao-Te Wang

The Report of the Audit Committee should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report of the Audit Committee therein by reference.

12

PROPOSAL TWO:

Independent Registered Public Accounting Firm

The Audit Committee has appointed KCCW Accountancy Corp. to serve as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2021. KCCW Accountancy Corp. does not expect to have a representative present at the Annual Meeting.

We are asking our stockholders to ratify the selection of KCCW Accountancy Corp. as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Although ratification is not required by our By-laws or otherwise, the Board is submitting the selection of KCCW Accountancy Corp. to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered as a direction to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

As required by our Audit Committee charter, our Audit Committee pre-approved the engagement of KCCW Accountancy Corp. for all audit and permissible non-audit services. The Audit Committee annually reviews the audit and permissible non-audit services performed by our principal accounting firm and reviews and approves the fees charged by our principal accounting firm. The Audit Committee has considered the role of KCCW Accountancy Corp. in providing tax and audit services and other permissible non-audit services to us and has concluded that the provision of such services, if any, was compatible with the maintenance of such firm’s independence in the conduct of its auditing functions.

The following is a summary of the fees billed to us for professional services rendered by our registered independent public accountants for the fiscal years ended December 31, 2020 and December 31, 2019:

	Fiscal year ended December 31,
	2020	2019

Audit Fees	$180,000	$255,000
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
	$180,000	$255,000

Audit Fees. Consists of fees billed for professional services rendered for the audit of our financial statements and review of interim financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”.

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

All Other Fees. Consists of fees for product and services other than the services reported above.

The proposal to ratify the Audit Committee’s selection of KCCW Accountancy Corp. as our independent registered public accounting firm will require the affirmative vote of the holders of a majority of the outstanding shares of common stock cast in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE FOR THE ADOPTION OF PROPOSAL TWO

13

PROPOSAL THREE:

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”) requires reporting companies to provide their stockholders with the opportunity to vote, in an advisory capacity, on the compensation of their named executive officers. This requirement is commonly known as a “say on pay” vote.

We are asking stockholders to approve, on an advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2020, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K. Shareholders are urged to read the Summary Compensation Table and other related compensation narrative disclosure that describe the compensation of our most highly-compensated executive officers in fiscal year 2020.

Stockholders will be asked to cast a vote to approve, on an advisory basis, our executive compensation program through the following resolution:

RESOLVED, that the stockholders of Air Industries Group approve, on an advisory basis, the compensation of the named executive officers of Air Industries Group, as disclosed pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and the accompanying narrative disclosure, all as set forth in the AiXin Life International, Inc. proxy statement for the 2021 Annual Meeting of Stockholders.

The “say on pay” vote is advisory only, meaning that it is non-binding on the Company. However, as a matter of good corporate governance and in compliance with Dodd-Frank, our Board and Compensation Committee will carefully consider the voting results of this proposal in determining the future compensation of our named executive officers.

OUR BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

14

PROPOSAL FOUR:

ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

In addition to the advisory approval of compensation for our named executive officers, we are asking stockholders to cast an advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two or three years, or may abstain. Dodd-Frank requires we hold this advisory vote on the frequency of future executive compensation advisory votes at least once every six years.

Accordingly, our Board is asking shareholders to vote, on a non-binding advisory basis, on the following resolution:

RESOLVED, that the shareholders recommend, in a non-binding vote, that the frequency with which the stockholders of the Company shall have an advisory vote on executive compensation is:

Choice 1—every one year;

Choice 2—every two years;

Choice 3—every three years; or

Choice 4—abstain from voting;

and that the option of once every one, two or three years that receives the highest number of votes cast will be considered to be the preferred frequency of the stockholders with which the Company is to hold future non-binding stockholder advisory votes on executive compensation.

Stockholders are not voting to approve or disapprove of the Board’s recommendation.

Our Board will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, our Board may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently.

We seek and are open to input from our shareholders regarding board and governance matters, as well as our executive compensation policies. We believe this outreach to stockholders, and our stockholders’ ability to contact us at any time to express specific views on executive compensation, hold us accountable to stockholders and reduce the need for and value of more frequent advisory votes on executive compensation.

Since we desire to hear the views of our stockholders concerning the frequency for holding non-binding stockholder votes to approve the compensation of our named executive officers, our Board of Directors makes no recommendation with respect to this proposal.

Instead, each proxy card provides for four choices with respect to this proposal: a one, two or three year frequency, or stockholders may abstain from voting on the proposal and you are being asked only to express your preference for a one, two or three year frequency or to abstain from voting.

Your vote on this proposal will be non-binding on us and the Board of Directors and will not be construed as overruling a decision by us or the Board of Directors. Your vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for us or the Board of Directors. However, the Board of Directors values the opinions that our stockholders express in their votes and will consider the outcome of the vote when making such future compensation decisions as it deems appropriate.

THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL FOUR.

15

STOCKHOLDER PROPOSALS

Stockholders wishing to include proposals in the proxy materials in relation to our 2022 Annual Meeting of Stockholders must submit the same in writing, by mail, first-class postage pre-paid, to AiXin Life International, Inc., Hongxing International Business Building 2, 14th FL, No. 69 Qingyun South Ave., Jinjiang District, Chengdu City, Sichuan Province, China, Attention: Corporate Secretary, which must be received at our executive office on or before January 4, 2022 (unless we hold our annual meeting more than 30 days earlier next year, in which case the deadline will be a reasonable period of time prior to the date we begin to print and send our proxy materials for the annual meeting). Our Board of Directors will review any stockholder proposals that are filed as required and, with the assistance of our Corporate Secretary, will determine whether such proposals meet the criteria prescribed by Rule 14a-8 under the Exchange Act for inclusion in our 2022 proxy solicitation materials or consideration at the 2021 Annual Meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

OTHER MATTERS

Our Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Form 10-K”), is enclosed with this Proxy Statement and is available on our website (http://www. onlineproxyvote.com/AIXN). We will provide copies of the exhibits to the 2020 Form 10-K upon payment of a nominal fee to cover the reasonable expenses of providing those exhibits. Requests should be directed to our Corporate Secretary by phone at 86-313-6732526 or by mail to AiXin Life International, Inc., Hongxing International Business Building 2, 14th FL, No. 69 Qingyun South Ave., Jinjiang District, Chengdu City, Sichuan Province, China. The 2020 Form 10-K and the exhibits thereto also are available free of charge from the SEC’s website (http:// www.sec.gov.). The Annual Report is not to be considered as proxy solicitation material.

By Order of the Board of Directors,

May 12, 2021	/s/ Quanzhong Lin
Chairman, President and Chief Executive Officer

16

Registered Shareholder: Cede & Co (FAST)

Number of Shares: 2056571

Control Number: AIXN899951

IMPORTANT INVESTOR INFORMATION - YOUR VOTE COUNTS!

Notice of Internet Availability of Proxy Materials

Your name, number of shares and control number appear in the upper-left-hand corner of this Notice for online voting purposes.

To vote your shares, please follow the instructions listed below.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE AIXIN LIFE INTERNATIONAL, INC. SHAREHOLDER MEETING TO BE HELD ON JULY 7, 2021 (“2021 ANNUAL MEETING”)

(1). This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

(2). The proxy statement and annual report to security holders are available at:

http://onlineproxyvote.com/AIXN/

(3). If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 22, 2021 to facilitate timely delivery.

The AiXin Life international, Inc. 2021 Annual Meeting will be held on July 7, 2021, at 3:00 p.m. local time, at the company’s headquarters at Hongxing International Business Building 2, 14th FL, No. 69 Qingyun South Ave., Jinjiang District, Chengdu City, Sichuan Province, China. A description of the matters to be voted on, and the recommendations of the Board of Directors regarding these matters, appear on the second page of this notice. Instructions for voting your shares also appear below.

How to vote online:

Step 1: Go to http://onlineproxyvote.com/AIXN/

Step 2: Enter your control number as included in this Notice and click “submit” to access the proxy materials.

Step 3: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.

Step 4: To vote online, click on the designated link and follow the on-screen instructions.

How to receive a copy of the proxy materials by mail or e-mail for this meeting or for future shareholder meetings:

Telephone: Call the Company’s transfer agent, Securities Transfer Corporation, at (469) 633-0101.

Email: Send an email with “AiXin Life International Proxy Materials Order” in the subject line and in the body of the message, include your full name, address, and request, to: proxyvote@stctransfer.com PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. To receive directions to the meeting, please contact Aixin Life International, Inc.’s Investor Relations Department at Hongxing International Business Building 2, 14th FL, No. 69 Qingyun South Ave., Jinjiang District, Chengdu City, Sichuan Province, China, Telephone 86-313-6732526, E-mail at: 1300344978@qq.com.

Proposals to be voted on at AiXin Life International’s 2021 Annual Meeting are listed below along with the recommendations of the Board of Directors of the Company.

The Board of Directors recommends that you vote FOR the following:

1.	Elect as Directors the nominees listed below:

01 Quanzhong Lin	FOR [_]	AGAINST [_]	ABSTAIN [_]
02 Yao-Te Wang	FOR [_]	AGAINST [_]	ABSTAIN [_]
03 Chang-Ping Lin	FOR [_]	AGAINST [_]	ABSTAIN [_]
04 Christopher Lee	FOR [_]	AGAINST [_]	ABSTAIN [_]

The Board of Directors recommends that you vote FOR the following:

2.	Ratify the selection of KCCW Accountancy Corp. as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2021.

FOR [_]	AGAINST [_]	ABSTAIN [_]

The Board of Directors recommends that you vote FOR the following:

3.	Vote to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.

FOR [_]	AGAINST [_]	ABSTAIN [_]

The Board of Directors makes no recommendation with respect to the following proposal:

4.	Adoption, on an advisory basis, of a proposal on the frequency of future advisory votes on executive compensation.

1 year [_]	2 years [_]	3 years [_]	ABSTAIN [_]

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or adjournments thereof.

AIXIN LIFE INTERNATIONAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 7, 2021

_______________________________________________

Annual Meeting Proxy Card

_______________________________________________

This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder of AiXin Life International, Inc., a Colorado corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement with respect to the meeting to be held on July 7, 2021, and hereby constitutes and appoints Mr. Quanzhong Lin, the Company’s Chairman, President and Chief Executive Officer, and Mr. Yao-Te Wang, a director of the company, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on July 7, 2021 (the “Annual Meeting”), and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

The Board of Directors recommends that you vote FOR the following:

1.	Elect as Directors the nominees listed below:

01 Quanzhong Lin	FOR [_]	AGAINST [_]	ABSTAIN [_]
02 Yao-Te Wang	FOR [_]	AGAINST [_]	ABSTAIN [_]
03 Chang-Ping Lin	FOR [_]	AGAINST [_]	ABSTAIN [_]
04 Christopher Lee	FOR [_]	AGAINST [_]	ABSTAIN [_]

The Board of Directors recommends that you vote FOR the following:

2.	Ratify the selection of KCCW Accountancy Corp., as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2021.

FOR [_]	AGAINST [_]	ABSTAIN [_]

The Board of Directors recommends that you vote FOR the following:

3.	Vote to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.

FOR [_]	AGAINST [_]	ABSTAIN [_]

4.	Adoption, on an advisory basis, of a proposal on the frequency of future advisory votes on executive compensation

1 year [_]	2 years [_]	3 years [_]	ABSTAIN [_]

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or adjournments thereof.

IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES OF COMMON STOCK COVERED HEREBY WILL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINATED DIRECTORS (PROPOSAL 1), “FOR” THE RATIFICATION OF THE APPOINTMENT OF KCCW ACCOUNTANCY CORP. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021 (PROPOSAL 2), FOR THE APPROVAL OF, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (PROPOSAL 3) AND FOR VOTING EVERY THIRD YEAR AS TO THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

If you are voting by mail, please sign, date and mail this proxy immediately in the enclosed envelope. You are also permitted and encouraged to vote online by following the instructions on the Notice of Internet Availability of Proxy Materials that was separately mailed to you.

Name

Name (if joint)

Date , 2021

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope, if mailed in the United States.